UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of the earliest event reported)  August 7, 2007

FARO TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida	0-20381	59-3157093
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

125 Technology Park, Lake Mary, Florida		32746
(Address of Principal Executive Offices)		(Zip Code)

(407) 333-9911

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On August 8, 2007, FARO Technologies, Inc. issued a press release announcing that the U.S. Magistrate judge assigned to the securities class action lawsuit filed against the Company issued a Report and Recommendation to the U.S. District Court for the Middle District of Florida to enter an order denying the Company’s and certain Company officers’ motion to dismiss the class action complaint, that the U.S. District Court has not yet ruled on the Report and Recommendation or the motion to dismiss, and that the Company intends to timely file an objection to the Report and Recommendation prior to the U.S. District Court issuing a ruling on the motion to dismiss.

Item 9.01 Financial Statements and Exhibits

(d)      Exhibits

99.1     Press Release dated August 8, 2007

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

FARO Technologies, Inc.
(Registrant)

Date: August 8, 2007

/s/ Jay Freeland
Jay Freeland
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 8, 2007